SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 5, 2003

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5619 DTC Parkway – Greenwood Village, CO 80111
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code (303) 268-6300

Item 5. Other Events

        On December 5, 2003, Amendment No. 10 to Adelphia Communications Corporation’s (the “Company”) $1.5 billion debtor-in-possession credit facility (the “DIP Facility”) became effective. A copy of Amendment No. 10 to the DIP Facility is attached to this filing as Exhibit 10.1.

        On December 18, 2003, Amendment No. 11 to the Company's DIP Facility became effective. A copy of Amendment No. 11 to the DIP Facility is attached to this filing as Exhibit 10.2.

Item 9. Regulation FD Disclosure

Operating Reports

        On December 23, 2003, the Company and certain other debtor-in-possession subsidiaries of the Company filed their unaudited consolidated Monthly Operating Report (the “Adelphia Operating Report”) for the month of November 2003 with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). Exhibit 99.1 to this Current Report on Form 8-K contains the unaudited consolidated financial statements and the Bankruptcy Court reporting schedules set forth in the Adelphia Operating Report as filed with the Bankruptcy Court.

        On December 23, 2003, Century-ML Cable Venture (“Century-ML”) filed its unaudited Monthly Operating Report (the “Century-ML Operating Report,” and together with the Adelphia Operating Report, the “Operating Reports”) for the month of November 2003 with the Bankruptcy Court. Century-ML is a joint venture partnership between ML Media Partners, L.P. and Century Communications Corporation, a wholly owned subsidiary of the Company. Exhibit 99.2 to this Current Report on Form 8-K contains the unaudited financial statements and the Bankruptcy Court reporting schedules set forth in the Century-ML Operating Report as filed with the Bankruptcy Court.

        The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information, and are in the format prescribed by applicable bankruptcy laws. The Operating Reports are subject to revision. The Operating Reports also contain information for periods, which may be shorter or otherwise different from those contained in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the Operating Reports and the other information in this report (including exhibits) that is being furnished pursuant to Item 9 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

        As a result of actions taken by management during the time it was controlled by the Rigas family: (a) the Company has not yet completed its financial statements as of or for the years ended December 31, 2002 and 2001, or received its independent public accountants’ report thereon or filed with the Securities and Exchange Commission (the “Commission”) its Annual Report on Form 10-K for the years ended December 31, 2002 and 2001; (b) the Company’s former independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company’s financial statements as of and for the year ended December 31, 2001 and withdrew their audit report with respect to the year ended December 31, 2000; (c) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the quarterly periods ended September 30, 2003, June 30, 2003 or March 31, 2003; (d) the Company has not yet completed its financial statements or filed with the Commission its Quarterly Report on Form 10-Q as of and for the quarterly periods ended September 30, 2002, June 30, 2002 or March 31, 2002; and (e) the Company expects to restate its financial statements for the years ended December 31, 2000 and 1999, and its interim financial statements for 2001 and possibly other periods. New management took control of the Company in May 2002 and retained new independent auditors and began the preparation of new financial statements for the periods in question. As a result of certain actions of Rigas management that the Company has previously disclosed, the Company is unable to predict at this time when such financial statements will be completed. In addition, current management believes that the public information provided by Rigas management on other matters of interest to investors, such as the Company’s rebuild percentage (the percentage of the Company’s cable television systems that the Company believes have been upgraded to current standards), was unreliable. As a result, the Company anticipates that it may have to supplement the financial and other information contained in this Form 8-K and that such supplemental information may be material.

Cautionary Statement Regarding Forward Looking Statements

        This document includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company and its subsidiaries’ (collectively, “Adelphia”) expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from Adelphia’s expectations. Adelphia does not undertake a duty to update such forward-looking statements.

        Actual future results and trends for Adelphia may differ materially depending on a variety of factors discussed in the Company’s filings with the Commission, including its recently filed Current Reports on Form 8-K, the most recently filed Quarterly Report on Form 10-Q, the Annual Report on Form 10-K for the year ended December 31, 2000, and the most recent prospectus supplement filed under Registration Statement No. 333-64224, under the section entitled “Risk Factors” contained therein. Factors that may affect the plans or results of Adelphia include, without limitation: (a) Adelphia’s filing of a petition for relief under Chapter 11 of the United States Bankruptcy Code; (b) the results of litigation against Adelphia, including the civil complaint by the Commission and the potential for a criminal indictment of Adelphia; (c) the effects of government regulations and the actions of local cable franchise authorities; (d) the availability of debtor-in-possession financing and surety bonds to support Adelphia’s operations; (e) the results of Adelphia’s internal investigation and the matters described above under “Cautionary Statement Regarding Financial and Operating Data”; (f) actions of Adelphia’s competitors; (g) the pricing and availability of equipment, materials, inventories and programming; (h) product acceptance, including customer response to repackaged services, and customer spending patterns; (i) Adelphia’s ability to execute on its business plans, to provide uninterrupted service to its customers and to conduct, expand and upgrade its networks; (j) technological developments; (k) matters relating to or in connection with the bankruptcy filing and proceedings of TelCove, Inc. (formerly known as Adelphia Business Solutions, Inc.); (l) changes in general economic conditions and/or economic conditions in the markets in which Adelphia may, from time to time, compete; (m) the movement of interest rates and the resulting impact on Adelphia’s interest obligations with respect to its pre-petition bank debt and the DIP Facility; and (n) the delisting of the Company’s common stock by Nasdaq. Many of such factors are beyond the control of Adelphia and its current management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 5, 2004	ADELPHIA COMMUNICATIONS
CORPORATION (Registrant)

By: /s/Scott Macdonald
Scott Macdonald
Senior Vice President
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No. 10, dated as of December 5, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as Borrowers, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

10.2	Amendment No. 11, dated as of December 18, 2003, to the Amended and Restated Credit and Guaranty Agreement, dated as of August 26, 2002, by and among UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc. and Adelphia California Cablevision, LLC, as Borrowers, the Guarantors listed therein and each of the Financial Institutions from time to time party thereto.

99.1	Adelphia Communications Corporation Monthly Operating Report for the period ended November 30, 2003, dated December 23, 2003.
99.2	Century-ML Cable Venture Monthly Operating Report for the period ended November 30, 2003, dated December 23, 2003.

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